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                                COHEN & STEERS
                              -----------------
                              REALTY INCOME FUND


                               QUARTERLY REPORT

                              SEPTEMBER 30, 1998


COHEN & STEERS
REALTY INCOME FUND                                      First Class Mail
757 THIRD AVENUE                                           U.S Postage
NEW YORK, NY 10017                                            PAID
                                                            Boston, MA
                                                        Permit No. 56712



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                     COHEN & STEERS REALTY INCOME FUND, INC.

October 15, 1998

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Income Fund, Inc. for the quarter and nine months ended September 30, 1998. The net asset value per share at that date was $9.37. In addition, a dividend of $0.17 was declared for shareholders of record on September 25, 1998 and paid on October 15, 1998.

INVESTMENT REVIEW

     For the quarter ended September 30, 1998, Cohen & Steers Realty Income Fund had a total return, based on income and change in net asset value, of -6.9%. This performance compares favorably to the NAREIT Equity REIT Index total return of -10.5%. The Fund's total return year-to-date was -11.1%, handily surpassing the NAREIT Equity REIT Index return of -15.0%. The continued strong relative performance of the Fund validates its strategy of focusing on investments with above-average current income, valuations that are attractive relative to asset value, and with visible and stable earnings prospects.

     Never before has the state of real estate finance deteriorated as quickly and dramatically as in the latest three-month period. Whereas at mid-year the equity market was beginning to close to REITs in need of capital, the decline in REIT share prices in the third quarter completely shut off access to equity capital for all publicly traded real estate companies. Despite a sharp rally in mid-September, this year's price decline remains on track to be the worst in REIT history.

     Of greater near-term consequence, however, is the recent shutdown of the real estate debt markets. It is estimated that somewhere between $30 and $40 billion of mortgage loans and commitments have been made by financial institutions to real estate developers and owners. These loans, which are now held on the books of these financial institutions, were expected to be 'securitized' and sold to investors in the form of commercial mortgage backed securities ('CMBS'). The recent widening of yield spreads between U.S. government debt securities and nearly all other debt has left these securities unsold, and in many instances unsalable. The financial institutions holding this paper face substantial losses and, moreover, can no longer make any further loan commitments. Whereas the problems in the equity market primarily affected public companies, the difficulties in the debt market affect the entire real estate industry.

     As a result, the real estate industry is facing a liquidity crisis that is typical for this stage of the economic and real estate cycle. Unlike the end of nearly all other real estate cycles, however, property market conditions are exceptionally good: vacancy rates are low, rents are rising and new construction is sufficient only to meet existing strong demand for space -- hardly the circumstances which should cause investor concern. This has led many in the real estate industry -- both public and private -- to question the wisdom of the financial market mechanism.

     We believe that the absence of demand for both debt and equity real estate securities is a reflection of the market's concern with respect to three issues. First is the future course of the economy. If the weakness in the stock market and strength of the government bond market signal an economic recession, then the resulting decline in demand for space would clearly remove the strongest underpinning of the real estate recovery of the past several years. Second, the dramatic growth of the real estate equity and debt markets over the past several years has raised the specter of potential financial excesses in the real estate markets; simply put, too much money has

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                     COHEN & STEERS REALTY INCOME FUND, INC.

been chasing real estate. And third, the threat of deflationary pressures on the prices of both hard and financial assets is potentially a devastating one for all investors, particularly those in real estate.

     In contrast to the opinions of many, we believe that the capital markets have behaved magnificently with respect to real estate. Cutting off funding of new development before severe over-building could take place, for example, has dramatically improved the probability of a more mild real estate downturn, if there is to be one at all. Similarly, the closing of the debt markets is punishing both those resorting to high leverage as well as their lenders for imprudent financial practices. Finally, the liquidity squeeze has put an end to an upward spiral of property prices, which, if allowed to go any further, would have reached an unsustainable high level.

INVESTMENT OUTLOOK

     Although REIT investors have clearly suffered short-term pain, the longer-term outlook has dramatically improved. As we have mentioned in the past, we believe that the valuation level of REITs, by just about every measure, is as attractive as ever. The decline in prices during the third quarter has only improved that valuation picture. It is therefore our contention that much of the fundamental risk facing the industry is already discounted in the currently depressed share prices. Nonetheless, we believe there may still be some market turbulence before year-end due to potential further fallout from the credit crunch, particularly if one or more major financial institutions were to fail or if widespread concern about an economic slowdown turns into fear of a severe recession. In addition, there may be tax-loss selling before year-end that could further depress stock prices. We would view any further weakness in the REIT group, however, as the final phase of a correction that could lead to a period of strong and sustainable earnings growth and stock market performance.

     The conditions described above have vastly broadened the range of high-return opportunities available to the leading public real estate companies. Competition from debt-financed private competitors has been eliminated, while the property portfolios amassed by many of them will soon be available for acquisition either through outright sale or by foreclosure due to mortgages in default. Though not as severe as the conditions that prevailed in the early 1990's, the improved position of many REITs since that period will enable them to experience substantial growth, just as they did then.

     This renewed opportunity set will likely attenuate the widely anticipated slowdown in profits due to the maturing real estate cycle and the narrowing of acquisition opportunities. In the environment that we foresee in the next year, we believe that REITs may reemerge as vehicles that can provide above-average current income and experience accelerating growth. Further, these conditions will enhance the position of REITs, as the country's most powerful and efficient real estate owners and managers.

     We suspect that this point of view probably represents a minority opinion. In addition, the industry continues to face several hurdles that could suppress investor enthusiasm. Foremost is the continuous need that REITs have for both equity and debt capital, which regularly seems to place an effective ceiling on their share prices. In periods such as this past year, capital became unavailable to REITs not just as a result of a supply-demand imbalance but also because the market perceived that REITs lacked good investment opportunities. We believe that just the opposite may occur in the coming months; if the opportunity set for REITs expands, so will their P/E ratios, and capital availability will no longer be an issue.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

     Interestingly, especially at current prices, a slowdown in economic growth may not have a meaningful impact on REIT share prices for three reasons. First, REITs are cheaper today than at any time in the past, including before and during economic recessions. Second, REIT dividends are extremely secure due to the long-term nature of leases that produce earnings, the low payout ratios that are prevalent in the industry and the modest use of leverage. Further, economic weakness appears certain to precipitate further interest rate declines and in this environment, REITs will be very attractive to both equity and income-oriented investors alike. And third, worsening economic conditions will further expand the range of acquisition opportunities available to REITs, again, just like in the early 1990's.

     From an investment strategy standpoint, it is important to note that in the environment we foresee, not all REITs will emerge as winners. Unfortunately, there are many companies that used excessive leverage, pursued irrational business plans and failed to adhere to practices that would have enhanced shareholder value. The experience of the past year has served to clearly distinguish companies and management teams that are capable of weathering economic storms and exercising financial discipline. These are the biggest potential winners in the real estate industry in the next few years. We have utilized the recent period of price weakness to increase the Fund's exposure to companies with these positive attributes while maintaining our current income discipline.

     Perhaps the biggest hurdle that REITs will have to overcome is that they have performed so poorly recently and have failed to provide the defensive characteristics that have been their hallmark for many years. Their decline, in our opinion, had nothing to do with their intrinsic nature, but had everything to do with the position of the real estate cycle. If we are correct in assuming that we are about to enter a new phase of that cycle, and that there is the prospect of renewed growth, investors will regain confidence in the ability of REITs to provide consistently satisfactory returns going forward.

Sincerely,

MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

                   STEVEN R. BROWN
                   Senior Vice President
                   Cohen & Steers Capital Management, Inc.

   Cohen & Steers is now online at www.cohenandsteers.com. Visit our website for daily navs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                    COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                      NUMBER
                                                                                     OF SHARES            VALUE
                                                                                     ---------         -----------
EQUITIES                                                               97.25%
  COMMON STOCK                                                         89.64%
     APARTMENT/RESIDENTIAL                                              7.11%
          Camden Property Trust.............................................           20,800          $   581,100
          Camden Property Trust, $2.25, Series A (Convertible Preferred)....           24,000              603,000
          Summit Properties.................................................           40,700              773,300
                                                                                                       -----------
                                                                                                         1,957,400
                                                                                                       -----------

     DIVERSIFIED                                                        3.25%
          Pacific Gulf Properties...........................................           44,500              895,563
                                                                                                       -----------

     HEALTH CARE                                                       18.62%
          American Health Properties........................................           23,800              559,300
          ElderTrust........................................................           43,600              637,650
          Health Care Property Investors....................................           26,600              877,800
          Healthcare Realty Trust...........................................           33,000              841,500
          Meditrust Corp....................................................           28,300              482,869
          Nationwide Health Properties......................................           32,600              733,500
          Omega Healthcare Investors........................................           30,400              993,700
                                                                                                       -----------
                                                                                                         5,126,319
                                                                                                       -----------

     INDUSTRIAL                                                         2.00%
          First Industrial Realty Trust.....................................           21,600              550,800
                                                                                                       -----------

     OFFICE                                                            12.66%
          Arden Realty Group................................................            3,100               69,169
          Brandywine Realty Trust...........................................           33,400              638,775
          Crescent Real Estate Equities Co..................................           26,900              679,225
          Highwoods Properties..............................................           26,400              732,600
          Mack-Cali Realty Corp.............................................           22,500              675,000
          SL Green Realty Corp., 8.00%, Series A (Convertible Preferred)....           28,700              688,800
                                                                                                       -----------
                                                                                                         3,483,569
                                                                                                       -----------

     OFFICE/INDUSTRIAL                                                  8.75%
          Prime Group Realty Trust..........................................           33,000              552,750
          Reckson Associates Realty Corp., 7.625%, Series A (Convertible
            Preferred)......................................................           38,600              844,375
          TriNet Corporate Realty Trust.....................................           31,000            1,011,375
                                                                                                       -----------
                                                                                                         2,408,500
                                                                                                       -----------

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                    COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                      NUMBER
                                                                                     OF SHARES            VALUE
                                                                                     ---------         -----------
     SHOPPING CENTER                                                   35.03%
       COMMUNITY CENTER                                                17.41%
          Bradley Real Estate, 8.40%, Series A (Convertible Preferred)......           34,734          $   807,566
          CenterTrust Retail Properties.....................................           45,200              587,600
          Federal Realty Investment Trust...................................           11,800              266,975
          Glimcher Realty Trust.............................................           33,500              573,688
          Pan Pacific Retail Properties.....................................           34,700              646,288
          Pennsylvania REIT.................................................           52,200            1,070,100
          Saul Centers......................................................           35,200              598,400
          Sizeler Property Investors........................................           26,900              242,100
                                                                                                         4,792,717
                                                                                                       -----------
       FACTORY OUTLET CENTER                                            7.06%
          Prime Retail......................................................          122,561            1,202,629
          Prime Retail, 8.50%, Series B (Convertible Preferred).............           23,940              406,980
          Tanger Factory Outlet Centers.....................................           14,700              333,503
                                                                                                       -----------
                                                                                                         1,943,112
                                                                                                       -----------
       REGIONAL MALL                                                   10.56%
          CBL & Associates Properties.......................................           24,200              623,150
          General Growth Properties, 7.25%, Series A (Redeemable
            Preferred)......................................................           22,200              556,388
          JP Realty.........................................................           27,800              618,550
          Macerich Co.......................................................           20,600              553,625
          The Mills Corp....................................................           23,800              553,350
                                                                                                       -----------
                                                                                                         2,905,063
                                                                                                       -----------
          TOTAL SHOPPING CENTER.............................................         9,640,892           9,640,892
                                                                                                       -----------

     SPECIALTY                                                          2.22%
          Entertainment Properties Trust....................................           33,000              610,500
                                                                                                       -----------
               TOTAL COMMON STOCK (Identified cost -- $26,111,446)..........         24,673,543         24,673,543
                                                                                                       -----------
PREFERRED STOCK                                                         7.61%
     Apartment Investment & Management Co., 9.00%, Series C.................           29,000              654,313
     Apartment Investment & Management Co., 9.375%, Series G................           37,600              893,000
     Crown American Realty Trust, 11.00%, Series A..........................           11,100              548,756
                                                                                                       -----------
               TOTAL PREFERRED STOCK (Identified cost -- $2,220,653)........                             2,096,069
                                                                                                       -----------
               TOTAL EQUITIES (Identified cost -- $28,332,099)..............                            26,769,612
                                                                                                       -----------
                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                     ---------
COMMERCIAL PAPER                                                        3.53%
     Aluminum Company of America, 5.60%, 10/01/98
       (Identified cost -- $971,000)........................................         $971,000              971,000
                                                                                                       -----------
TOTAL INVESTMENTS (Identified cost -- $29,303,099).................   100.78%                           27,740,612
LIABILITIES IN EXCESS OF OTHER ASSETS..............................    (0.78)%                            (214,527)
                                                                      ------                           -----------
NET ASSETS (Equivalent to $9.37 per share based on
  2,937,479 shares of capital stock outstanding)...................   100.00%                          $27,526,085
                                                                      ------                           -----------
                                                                      ------                           -----------

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                     NET ASSET VALUE
                                                                        TOTAL NET ASSETS                PER SHARE
                                                                  ----------------------------      ------------------
NET ASSET VALUE:
Beginning of period: 12/31/97................................                      $32,104,731                  $11.08
     Net investment income...................................     $ 1,556,006                       $ 0.53
     Net realized and unrealized loss on investments.........      (5,086,439)                       (1.73)
     Distributions from net investment income................      (1,495,909)                       (0.51)
                                                                                                    ------
     Distributions reinvested................................         447,696
                                                                  -----------
Net decrease in net asset value..............................                       (4,578,646)                  (1.71)
                                                                                   -----------                  ------
End of period: 9/30/98.......................................                      $27,526,085                  $ 9.37
                                                                                   -----------                  ------
                                                                                   -----------                  ------

------------------------

'D'Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

KEY INFORMATION

For general information and weekly
net asset value call 800-437-9912

American Stock Exchange Symbol: RIF

                                REINVESTMENT PLAN
 We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS               INVESTMENT ADVISER
                                     Cohen & Steers Capital Management, Inc.
Robert H. Steers                     757 Third Avenue
Director and Chairman                New York, New York 10017
                                     (212) 832-3232
Martin Cohen
Director and President               FUND ADMINISTRATOR AND TRANSFER AGENT
                                     Chase Global Funds Services Co.
Gregory C. Clark                     73 Tremont Street
Director                             Boston, Massachusetts 02108
                                     (800) 437-9912
George Grossman
Director                             CUSTODIAN
                                     The Chase Manhattan Bank, N.A.
Jeffrey H. Lynford                   One Chase Manhattan Plaza
Director                             New York, New York 10081

Willard H. Smith, Jr.                LEGAL COUNSEL
Director                             Dechert Price & Rhoads
                                     1775 Eye Street, NW
Elizabeth O. Reagan                  Washington, DC 20006
Vice President
                                     American Stock Exchange Symbol: RIF
Adam Derechin                        Website: www.cohenandsteers.com
Vice President and
Assistant Treasurer                  This report is for shareholder information. This is not
                                     a prospectus intended for use in the purchase or sale
William Goodwin                      of Fund shares.
Assistant Secretary

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                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as .................................... 'D'